AMENDMENT NO. 3 TO CREDIT AGREEMENT


          AMENDMENT dated as of June 30, 1995, to the $2,200,000,000 Credit Agreement dated as of July 19, 1994 (as heretofore amended, the "Credit Agreement") among FLEMING
COMPANIES, INC., the BANKS party thereto, the AGENTS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent.

                       W I T N E S S E T H:

          WHEREAS, the Borrower desires to amend the Credit
Agreement to effect the amendments reflected herein, and the Banks party hereto are willing to agree to such amendments;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          SECTION 2.  Amendment of Section 1.01 of the Credit
Agreement. Section 1.01 of the Credit Agreement is hereby amended by changing the dollar amount set forth in the definition of "Letter of Credit Commitment" from "$160,000,000" to
"$200,000,000".

          SECTION 3.  Amendment of Section 2.05 of the Credit
Agreement. (a) The table set out in Section 2.05(a) is hereby amended to read in its entirety as follows:

Rating Level        Base Rate Margin    Additional Margin

     I                   0%                  0.1000%
II, III, IV              0%                  0.1250%
     V                   0%                  0.1875%
     VI                  0%                  0.2500%
     VII                 0.1250%             0.3750%

During Credit Watch
  Period                 0%                  0.2500%

          (b) The table set out in Section 2.05(b) is hereby amended to read in its entirety as follows:

Rating Level             CD Margin      Additional Margin

      I                  0.3250%             0.1000%

      II                 0.3750%             0.1250%

      III                0.4500%             0.1250%

      IV                 0.5750%             0.1250%

      V                  0.8125%             0.1875%

      VI                 1.1250%             0.2500%

      VII                1.2500%             0.3750%

During Credit Watch
  Period                 1.1250%             0.2500%

          (c) The table set out in Section 2.05(c) is amended to read in its entirety as follows:

                         Euro-Dollar
Rating Level               Margin       Additional Margin

     I                   0.2000%             0.1000%

     II                  0.2500%             0.1250%

     III                 0.3250%             0.1250%

     IV                  0.4500%             0.1250%

     V                   0.6875%             0.1875%

     VI                  1.0000%             0.2500%

     VII                 1.1250%             0.3750%

  During Credit Watch
     Period              1.0000%             0.2500%

          SECTION 4.  Amendment of Section 2.07 of the Credit
Agreement. The table set out in Section 2.07(a)(i) is hereby amended to read in its entirety as follows:

          Rating Level       Commitment Fee Rate

             I or II               0.0000%

               III                 0.0250%

               IV                  0.0625%

               V                   0.0875%

           VI or VII               0.1250%

         During Credit Watch
               Period              0.1250%

          (b) The table set out in Section 2.07(b) is hereby amended to read in its entirety as follows:

          Rating Level       Facility Fee Rate

               I                  0.1000%

          II, III or IV           0.1250%

               V                  0.1875%

               VI                 0.2500%

               VII                0.3750%

        During Credit Watch
              Period              0.2500%

          (c) The table set out in Section 2.07(c) is hereby amended to read in its entirety as follows:

          Rating Level       Letter of Credit Fee Rate

               I                      0.2000%

               II                     0.2500%

               III                    0.3250%

               IV                     0.4500%

               V                      0.6875%

               VI                     1.0000%

               VII                    1.1250%

        During Credit Watch
              Period                  1.0000%

          SECTION 5. Amendment of Section 5.09 of the Credit Agreement. (a) Section 5.09 of the Credit Agreement is hereby amended by inserting immediately before the colon appearing before the table set forth therein the phrase "opposite the period in which such day occurs".

          (b) Section 5.09 of the Credit Agreement is hereby further amended by changing the table found therein to read in its entirety as follows:

          Period                          Ratio

     Effective Date through
          April 22, 1995                1.40 to 1

     April 23, 1995 through
          December 30, 1995             1.25 to 1

     December 31, 1995 through
          December 30, 1996             1.30 to 1

     December 31, 1996 through
          April 20, 1997                1.40 to 1

     April 21, 1997 through
          December 30, 1997             1.55 to 1

     December 31, 1997 through
          December 30, 1998             1.66 to 1

     December 31, 1998 through
          December 30, 1999             1.77 to 1

     Thereafter                         1.90 to 1

          SECTION 6. Amendment to Section 5.13 of the Credit Agreement. (a) Section 5.13(a) of the Credit Agreement is hereby amended by deleting the word "and" after the semicolon at the end of clause (xiv) thereof, renumbering clause (xv) thereof as clause
(xvi), and inserting the following new clause (xv):

            (xv) Debt of the Borrower, payable on demand or maturing less than one year after the date of its incurrence, in an aggregate principal amount outstanding at any time not exceeding $100,000,000; and

          (b)  Clause (vi) of Section 5.13(b) of the Credit
Agreement is hereby amended by changing the phrase "(xiv) and (xv)" to read "(xiv), (xv) and (xvi)" where such words appear in such clause.

          SECTION 7.  Amendments to Security Documents and
Guarantee Agreements. Each Bank party hereto hereby unconditionally and irrevocably authorizes and directs the Collateral Agent to execute and deliver amendments to each Security Document and Guarantee Agreement substantially in the forms attached hereto as Exhibits A through E.

          SECTION 8. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Managing Agent shall have received duly executed counterparts hereof signed by the Borrower and (i) except in the case of the amendments contained in Sections 3 and 4 hereof, the Required Banks and (ii) in the case of the amendments contained in Sections 3 and 4 hereof, all the Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, the Managing
Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank). When the amendments contained in Section 3 become effective, interest on Fixed Rate Loans outstanding on the date of effectiveness shall accrue for each day during the applicable Interest Period on or after such date with a CD Margin or Euro-Dollar Margin giving effect to such amendments.

          SECTION 9.  Reduction of Commitments.  When the
amendments contained in Sections 3 and 4 become effective, the Tranche A Commitments shall automatically be reduced by $250,000,000, without any requirement that the Borrower give any notice to the Managing Agent pursuant to Section 2.08 of the Credit Agreement.

          SECTION 10.  Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         FLEMING COMPANIES, INC.

                         By______________________________
                           Name:   John M. Thompson
                           Title:  Vice President and
                                   Treasurer


                         BANKS

                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK

                         By
                            Name:
                            Title:


                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION

                         By
                            Name:
                            Title:


                         THE BANK OF NOVA SCOTIA

                         By
                            Name:
                            Title:


                         CANADIAN IMPERIAL BANK OF COMMERCE

                         By
                            Name:
                            Title:


                         CREDIT SUISSE

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         DEUTSCHE BANK AG NEW YORK BRANCH
                           AND/OR CAYMAN ISLANDS BRANCH

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         THE FUJI BANK, LIMITED

                         By
                            Name:
                            Title:


                         NATIONSBANK OF TEXAS, N.A.

                         By
                            Name:
                            Title:


                         SOCIETE GENERALE, SOUTHWEST AGENCY

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:

                         THE SUMITOMO BANK LTD.
                           HOUSTON AGENCY

                         By
                            Name:
                            Title:


                         TEXAS COMMERCE BANK
                           NATIONAL ASSOCIATION

                         By
                            Name:
                            Title:


                         THE TORONTO-DOMINION BANK

                         By
                            Name:
                            Title:


                         UNION BANK OF SWITZERLAND,
                           HOUSTON AGENCY

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         FIRST INTERSTATE BANK OF CALIFORNIA

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         WACHOVIA BANK OF GEORGIA,
                           NATIONAL ASSOCIATION

                         By
                            Name:
                            Title:


                         CREDIT LYONNAIS NEW YORK BRANCH

                         By
                            Name:
                            Title:


                         COOPERATIEVE CENTRALE
                           RAIFFEISEN-BOERENLEENBANK B.A.,
                           "RABOBANK NEDERLAND",
                           NEW YORK BRANCH

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                          THE SANWA BANK LIMITED,
                            DALLAS AGENCY

                         By
                            Name:
                            Title:


                         BANQUE NATIONALE DE PARIS

                         By
                            Name:
                            Title:


                         BOATMEN'S FIRST NATIONAL BANK
                           OF OKLAHOMA

                         By
                            Name:
                            Title:


                         CITIBANK N.A.

                         By
                            Name:
                            Title:


                         COMMERZBANK AG, ATLANTA AGENCY

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         DAI-ICHI KANGYO BANK, LTD.
                           NEW YORK BRANCH

                         By
                            Name:
                            Title:


                         THE INDUSTRIAL BANK OF JAPAN, LTD.

                         By
                            Name:
                            Title:


                         LTCB TRUST COMPANY

                         By
                            Name:
                            Title:


                         THE MITSUBISHI BANK, LIMITED
                           HOUSTON AGENCY

                         By
                            Name:
                            Title:


                         NATIONAL WESTMINSTER BANK Plc
                           NASSAU BRANCH

                         By
                            Name:
                            Title:


                         NATIONAL WESTMINSTER BANK Plc
                           NEW YORK BRANCH

                         By
                            Name:
                            Title:


                         UNITED STATES NATIONAL BANK
                           OF OREGON

                         By
                            Name:
                            Title:


                         BANK OF AMERICA ILLINOIS

                         By
                            Name:
                            Title:


                         PNC BANK, NATIONAL ASSOCIATION

                         By
                            Name:
                            Title:


                         BANCA DI ROMA SpA

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         BANK IV OKLAHOMA, N.A.

                         By
                            Name:
                            Title:


                         BANK OF HAWAII

                         By
                            Name:
                            Title:


                         THE BANK OF TOKYO, LTD.,
                           DALLAS AGENCY

                         By
                            Name:
                            Title:


                         BANQUE PARIBAS

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         BANQUE FRANCAISE DU COMMERCE
                           EXTERIEUR

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         BAYERISCHE VEREINSBANK AG,
                           LOS ANGELES AGENCY

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         BHF-BANK, NEW YORK BRANCH

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         DAIWA BANK TRUST COMPANY

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         DG BANK
                           DEUTSCHE GENOSSENSCHAFTSBANK

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         FIRST HAWAIIAN BANK

                         By
                            Name:
                            Title:


                         FIRST UNION NATIONAL BANK
                           OF NORTH CAROLINA

                         By
                            Name:
                            Title:


                         FLEET BANK OF MASSACHUSETTS, N.A.

                         By
                            Name:
                            Title:


                         LIBERTY BANK AND TRUST COMPANY
                           OF OKLAHOMA CITY, N.A.

                         By
                            Name:
                            Title:


                         MANUFACTURERS AND TRADERS
                           TRUST COMPANY

                         By
                            Name:
                            Title:


                         THE MITSUBISHI TRUST AND BANKING
                           CORPORATION

                         By
                            Name:
                            Title:


                         THE MITSUI TRUST AND BANKING
                           COMPANY, LIMITED

                         By
                            Name:
                            Title:

                         NORWEST BANK MINNESOTA,
                           NATIONAL ASSOCIATION

                         By
                            Name:
                            Title:


                         WESTDEUTSCHE LANDESBANK
                           GIROZENTRALE, New York Branch

                         By
                            Name:
                            Title:


                         WESTDEUTSCHE LANDESBANK
                           GIROZENTRALE, Cayman Islands
                           Branch

                         By
                            Name:
                            Title:


                         THE YASUDA TRUST AND BANKING
                           COMPANY, LTD.

                         By
                            Name:
                            Title:


                         THE FIRST NATIONAL BANK OF CHICAGO

                         By
                            Name:
                            Title:


                         DRESDNER BANK AG
                           NEW YORK BRANCH

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         BANK HAPOALIM B.M., Los Angeles Branch

                         By
                            Name:
                            Title:


                         THE CHASE MANHATTAN BANK, N.A.

                         By
                            Name:
                            Title:


                         KREDIETBANK N.V.

                         By
                            Name:
                            Title:

                         By
                            Name:
                            Title:


                         MERCANTILE BANK OF ST. LOUIS
                           NATIONAL ASSOCIATION

                         By
                            Name:
                            Title:


                         THE SUMITOMO BANK OF CALIFORNIA

                         By
                            Name:
                            Title: